UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2021

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On November 11, 2021, Sio Gene Therapies Inc. (the "Registrant") issued a press release announcing program updates for its AXO-Lenti-PD gene therapy program for the treatment of Parkinson's disease.

A copy of this press release for the Registrant's AXO-Lenti-PD gene therapy program for the treatment of Parkinson's disease is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

AXO-Lenti-PD Program Updates

•Three Good Manufacturing Practice batches have successfully completed fill and finish, achieving target titers using an updated suspension-based manufacturing process
•The Registrant is on-track to complete final testing of these three batches to support certification of at least one batch for use as clinical trial material by a Qualified Person in the fourth calendar quarter of 2021
•Additionally, the Registrant successfully completed a scientific advice meeting with the Medicines and Healthcare Products Regulatory Agency (the "MHRA") in the U.K. regarding the AXO-Lenti-PD clinical development program. The MHRA provided guidance on the:
1.Appropriate development pathway for completion of the Phase 1 dose-ranging study
2.Acceptability of a comparability protocol between the prior adherent and new suspension manufacturing process
3.New device administration system to support bilateral simultaneous infusions
•The Registrant expects to provide a program update in the first calendar quarter of 2022

Forward-Looking Statements

This report contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "believe," "expect," "estimate," "may" and other similar expressions are intended to identify forward-looking statements. For example, all statements the Registrant makes regarding costs associated with its operating activities, funding requirements and/or runway to meet its upcoming clinical milestones, and timing and outcome of its upcoming clinical and manufacturing milestones are forward-looking. All forward-looking statements are based on estimates and assumptions by the Registrant’s management that, although the Registrant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Registrant expected. Such risks and uncertainties include, among others, the impact of the Covid-19 pandemic on the Registrant's operations; the actual funds and/or runway required for the Registrant's clinical and product development activities and anticipated upcoming milestones; actual costs related to the Registrant's clinical and product development activities and the Registrant's need to access additional capital resources prior to achieving any upcoming milestones; the initiation and conduct of preclinical studies and clinical trials; the availability of data from clinical trials; the occurrence of adverse safety events during the Registrant's current and future trials; the development of a suspension-based manufacturing process for AXO-Lenti-PD; the scaling up of manufacturing; the outcome of interactions with regulatory agencies and expectations for regulatory submissions and approvals; the continued development of the Registrant's gene therapy product candidates and platforms; the Registrant’s scientific approach and general development progress; and the availability or commercial potential of the Registrant’s product candidates. These statements are also subject to a number of material risks and uncertainties that are described in the Registrant’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 12, 2021, as updated by its subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1	Press Release of Sio Gene Therapies Inc., dated November 11, 2021, “Sio Gene Therapies Announces Successful Manufacture of Three GMP Batches of AXO-Lenti-PD Gene Therapy for Parkinson's Disease”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	November 12, 2021
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel